FFTW FUNDS, INC.

Worldwide Core Portfolio
Adviser Class
Investor Class

Supplement dated December 20, 2006
to the Prospectuses dated April 30, 2006, as amended June 12, 2006
and
to the Statements of Additional Information dated April 30, 2006

The Board of Directors of FFTW Funds, Inc. ("Fund") has voted to liquidate the Worldwide Core Portfolio ("Portfolio"), effective December 29, 2006. The Board concluded that it is in the best interests of shareholders to liquidate the Portfolio after careful consideration of the Portfolio's asset size, current expenses and historical performance, as well as the lack of shareholder response to the proposed change in control.

In connection with the proposed liquidation of the Portfolio, the Board has directed the Fund's distributor to cease offering shares of the Advisor Class and Investor Class of the Portfolio. Shareholders may continue to reinvest dividends and distributions in the Portfolio, redeem their shares, or exchange their shares for shares of other FFTW Portfolios until the liquidation.

It is currently anticipated that the Portfolio will liquidate as of the close of business on December 29, 2006. Any remaining shareholders on that date will receive a wire representing their total proceeds held in the Portfolio as of that date. If you hold shares through a financial intermediary, you will receive the proceeds in the form determined between you and your financial intermediary.

Investors should retain this supplement for future reference.